Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July 20, 2021, is between AnPac Bio-Medical Science Co., Ltd., a company incorporated under the laws of the British Virgin Islands, with headquarter located at 801 Bixing Street, Bihu County, Lishui, Zhejiang Province 323006, People’s Republic of China (the “Company”), and each of the investors identified on the signature pages hereto and on the Schedule I - Schedule of Buyers attached hereto (individually, a “Buyer” and collectively the “Buyers”).

WITNESSETH

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyers shall purchase convertible debentures of up to an aggregate of US$3,014,000 in principal in the form attached hereto as Exhibit A (each an “Convertible Debenture” and collectively, the “Convertible Debentures”), which shall be convertible into the Company’s American Depositary Shares (“ADSs”, each an “ADS”) with each representing one Class A ordinary shares, par value US$0.01 (the “Class A Ordinary Shares”), for a total purchase price of up to US$2,740,000 in the respective principal amounts (each Buyer’s respective principal amount, the “Respective Principal Amount”) and for the respective purchase price (each Buyer’s respective purchase price, the “Respective Purchase Price”) in any combination of U.S. dollar or Chinese Yuan (based on the exchange rate of RMB 6.4545 to US$1.0000 as of June 30, 2021) identified on the signature pages hereto and set forth opposite each Buyer’s name and on Schedule I attached hereto;

WHEREAS, the Convertible Debentures and the ADSs and Class A Ordinary Shares as converted are collectively referred to herein as the “Securities”; and

WHEREAS, The Securities are registered on the registration statement on Form F-3 (File No. 333-256630), declared effective by the U.S. Securities Exchange Commission (“SEC”) on June 7, 2021 (the “Registration Statement”) and the Registration Statement on Form F-6 (File No. 333-234548), declared effective by the SEC on January 28, 2020 (the “ADS Registration Statement”), and are offered and sold pursuant to the prospectus in the form in which it appears in the Registration Statement (the “Prospectus”) and the prospectus supplement containing information relating to the offering permitted to be omitted at the time of effectiveness of the Registration Statement by Rule 430A of the rules and regulation of the SEC, that is filed with the SEC pursuant to Rule 424 of the Act (the “Prospectus Supplement”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF CONVERTIBLE DEBENTURES.

(a)            Purchase of Convertible Debentures. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company at the Closing (as defined below) Convertible Debentures in the Respective Principal Amount and for the Respective Purchase Price.

(b)            Closing Dates. The date and time of each closing of the purchase of Convertible Debentures by the Buyers (each a “Closing”) shall be on or before July 23, 2021 or such other date mutually agreed by the Company and such Buyer on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto and the conditions set forth in Sections 5 and 6 below are satisfied or waived, but in no event later than July 23, 2021 (each a “Closing Date”). “Transaction Documents” means, collectively, this Agreement, the Convertible Debentures, and each of the other agreements and instruments entered into by the Company or delivered by the Company in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)            Form of Payment; Deliveries. Subject to the satisfaction of the terms and conditions of this Agreement, on each Closing Date, (i) such Buyer shall deliver to the Company the Respective Purchase Price, and (ii) the Company shall deliver to such Buyer Convertible Debentures duly executed on behalf of the Company, in the Respective Principal Amount.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of each Closing Date:

(a)            Investment Purpose. The Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto)) of the Company or any of its Subsidiaries or (iii) a “beneficial owner” of more than 10% of the ADSs (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended). No Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Buyer is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities. “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(b)            Information. The Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Securities, which have been requested by such Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(c)            Organization; Authority. Such Buyer, if applicable, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(d)            Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(e)            No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(f)            Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company's securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company's agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer. The Buyer hereby agrees that it shall not directly or indirectly, engage in any Short Sales involving the Company’s securities during the period commencing on the date hereof and ending when no Convertible Debentures remain outstanding. "Short Sales" means all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Buyer is aware that Short Sales and other hedging activities may be subject to applicable federal and state securities laws, rules and regulations and the Buyer acknowledges that the responsibility of compliance with any such federal or state securities laws, rules and regulations is solely the responsibility of the Buyer. “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of ADSs).

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in the Registration Statement, ADS Registration Statement, Prospectus and Prospectus supplement and the exhibits and documents incorporated by reference therein, the Company hereby makes the representations and warranties set forth below to The Buyer:

(a)            Organization and Qualification. Each of the Company and its Subsidiaries is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents.

(b)            Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the reservation for the issuance of the ADSs and Class A Ordinary Shares issuable upon conversion of the Convertible Debentures), have been duly authorized by the Company's board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its shareholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be prior to each Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c)            Issuance of Securities. The issuance of the Securities is duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents the Securities shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of each Closing Date, the Company shall have reserved from its duly authorized maximum number of ADSs and Class A Ordinary Shares no less than the lesser of (a) 2,808,601 ADSs, representing 2,808,601 Class A Ordinary Shares, and (b) 100% of the maximum number of ADSs and Class A Ordinary Shares issuable upon conversion of all the Convertible Debentures (assuming for purposes hereof that (x) the Convertible Debentures are convertible at the Conversion Price (as defined therein) then in effect, and (y) any such conversion shall not take into account any limitations on the conversion of the Convertible Debentures, including the Floor Price). Upon conversion in accordance with the Convertible Debentures, the ADSs and Class A Ordinary Shares, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of ADSs and Class A Ordinary Shares.

(d)            No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the ADSs and the Class A Ordinary Shares, and the reservation for issuance of the ADSs and the Class A Ordinary Shares) will not (i) result in a violation of the memorandum of association and articles of association, as amended and as in effect on the date hereof, of the Company, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company's incorporation or in which it or its subsidiaries operate and the rules and regulations of the Nasdaq Stock Market (the “Principal Market”) and including all applicable laws, rules and regulations of the British Virgin Islands) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(e)            Consents. The Company is not required to obtain any material consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any federal or state securities agencies and any filings as may be required by the Principal Market), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to each Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the ADSs in the foreseeable future. The Company has notified the Principal Market of the issuance of all of the Securities hereunder, which does not require obtaining the approval of the shareholders of the Company or any other Person or Governmental Entity, and the Principal Market has completed its review of the related Listing of Additional Share form. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f)            Equity Capitalization.

(i)            Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 70,000,000 Class A Ordinary Shares, of which 11,340,476 are issued and outstanding and (B) 30,000,000 Class B ordinary shares with a par value of US$0.01 per share, of which 2,773,100 are issued and outstanding.

(ii)            Valid Issuance; Available Shares. All shares of such outstanding stock capital are duly authorized and have been validly issued and are fully paid and non-assessable.

(g)            Registration Statement and Prospectus. The Registration Statement is a “shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by Seller. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against Seller or related to the offering of the Shares has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto (including the Prospectus Supplement) and as of each Closing Date, the Prospectus and Prospectus Supplement will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)            Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus, and Prospectus Supplement, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus, and Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)            Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and the Prospectus Supplement shall have been timely filed with the Commission under the Securities Act and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

4.	COVENANTS.

(a)            Reporting Status. For the period beginning on the date hereof, and ending 6 months after the date on which all the Convertible Debentures are no longer outstanding (the “Reporting Period”), the Company shall use its best efforts to file on a timely basis all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(b)            Use of Proceeds. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company.

(c)            Listing. To the extent applicable, the Company shall promptly secure the listing or designation for quotation (as the case may be) of the ADSs upon each national securities exchange and automated quotation system, if any, upon which the ADSs are then listed or designated for quotation (as the case may be, each an “Eligible Market”), subject to official notice of issuance, and shall use reasonable efforts to maintain such listing or designation for quotation (as the case may be) of the ADSs from time to time issuable under the terms of the Transaction Documents on such Eligible Market for the Reporting Period. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the ADSs on an Eligible Market during the Reporting Period. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c).

(d)            Reservation of Shares. So long as any of the Convertible Debentures remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the lesser of (a) 2,808,601 ADSs, representing 2,808,601 Class A ordinary shares, and (b) 100% of the maximum number of ADSs and Class A Ordinary Shares issuable upon conversion of all the Convertible Debentures then outstanding (assuming for purposes hereof that (x) the Convertible Debentures are convertible at the Conversion Price (as defined therein) then in effect, and (y) any such conversion shall not take into account any limitations on the conversion of the Convertible Debentures, including the Floor Price) (the “Required Reserve Amount”); provided that at no time shall the number of Class A Ordinary Shares reserved pursuant to this Section 4(e) be reduced other than proportionally in connection with any conversion and/or redemption, or reverse share split or sub-division. If at any time the number of Ordinary Shares authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation and to the extent required by applicable law and/or under its memorandum and articles of association, calling a meeting of shareholders to authorize additional shares to meet the Company's obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, recommending that shareholders vote in favor of an increase in such authorized number of shares sufficient to meet the Required Reserved Amount.

(e)            Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

5.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Convertible Debentures to such Buyer at each Closing is subject to the satisfaction, at or before each Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a)            Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b)            Such Buyer shall have delivered to the Company the Respective Purchase Price for the Convertible Debentures in the Respective Principal Amount being purchased by such Buyer, at each Closing by wire transfer of immediately available funds.

(c)            The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of each Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to such Closing Date.

6.	CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase its Convertible Debentures at each Closing is subject to the satisfaction, at or before such Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)            The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer such aggregate principal amount of Convertible Debentures as identified on the signature pages hereto and set forth opposite such Buyer's name in column (b) of Schedule I attached hereto.

(b)            The ADSs (A) shall be listed on the Principal Market, (B) shall not have been suspended, as of each Closing Date, by the SEC or the Principal Market from trading on the Principal Market, (C) shall not have been threatened suspension by the SEC or the Principal Market, as of such Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

(c)            The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

7.	TERMINATION.

In the event that the Closing shall not have occurred with respect to all the Buyers within five (5) Business Days after the total purchase price have been delivered by all the Buyers to the Company due to Company’s failure to deliver the Transaction Documents or satisfy the conditions to the Closing, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 7 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer's breach of this Agreement and (ii) the abandonment of the sale and purchase of the Convertible Debentures shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described herein. Nothing contained in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

8.	MISCELLANEOUS.

(a)            Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)            Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)            Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms "including," "includes," "include" and words of like import shall be construed broadly as if followed by the words "without limitation." The terms "herein," "hereunder," "hereof" and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)            Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(e)            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next-day international delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail.

(f)            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Convertible Debentures (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by such Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. In connection with any transfer of any or all of its Securities, a Buyers may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities.

(g)            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

AnPac Bio-Medical Science Co., Ltd.

By:
Name:	Chris Chang Yu
Title:	Chairman of the Board of Directors and Chief Executive Officer and

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

(Principal Amount of Convertible Debenture in USD)	(Name of Buyer – Please type or print)

(Purchase Price in USD)	(Signature and, if applicable, Title)

(Address of Buyer)

(City, State/Province, Zip code/Postal Code of Buyer)

(Country of Buyer)

(Email Address of Buyer)

12